DRAGON INTERNATIONAL RESOURCES GROUP CO., LIMITED

FINANCIAL STATEMENTS
FOR THE PERIOD FROM DATE OF INCORPORATION,
OCTOBER 5, 2010 TO DECEMBER 31, 2010
(Stated in US dollars)

DRAGON INTERNATIONAL RESOURCES GROUP CO., LIMITED

INDEX TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and stockholders of
Dragon International Resources Group Co., Limited

We have audited the accompanying balance sheet of Dragon International Resources Group Co., Limited (the “Company”) as of December 31, 2010 and the related statements of income and comprehensive income, stockholders' equity and cash flows for the period from the date of incorporation, October 5, 2010 to December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the Public Company Accounting Oversight Board in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2010 and the results of its operations and its cash flows for the period from the date of incorporation, October 5, 2010 to December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

Parker Randall CF (H.K.) CPA Limited
Certified Public Accountant
Hong Kong

April 1, 2011

DRAGON INTERNATIONAL RESOURCES GROUP CO., LIMITED
BALANCE SHEET
AS OF DECEMBER 31, 2010
(Stated in US Dollars)

		December 31,
	Notes	2010
		$
ASSETS

Current assets
Cash and cash equivalents		1,530
Due from directors	3	1,287,858

Total current assets		1,289,388

TOTAL ASSETS		1,289,388

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities

Other payables and accrued liabilities	4	8,853

Total current liabilities		8,853

TOTAL LIABILITIES		8,853

STOCKHOLDERS’ EQUITY

Common Stock $0.13 par value, 10,000,000 shares authorized, issued and outstanding as of December 31, 2010		1,291,934
Retained earnings		(7,334)
Effect of foreign currency translation		(4,065)

TOTAL STOKCKHOLDERS’ EQUITY		1,280,535

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY		1,289,388

See notes to the financial statements

DRAGON INTERNATIONAL RESOURCES GROUP CO., LIMITED
STATEMENT OF INCOME AND COMPREHENSIVE INCOME
FOR THE PERIOD FROM DATE OF INCORPORATION,
OCTOBER 5, 2010 TO DECEMBER 31, 2010
(Stated in US Dollars)

		2010
		$

Administrative and other operating costs		(7,334)

Loss from operations		(7,334)

Income tax	5	-

Net loss		(7,334)

Other comprehensive loss:
Foreign currency translation adjustment		(4,065)

Total comprehensive loss		(11,399)

See notes to the financial statements

DRAGON INTERNATIONAL RESOURCES CO., LIMITED
STATEMENT OF STOCKHOLDERS’ EQUITY
FOR THE PERIOD FROM DATE OF INCORPORATION,
OCTOBER 5, 2010 TO DECEMBER 31, 2010
(Stated in US Dollars)

			Accumulated
			other
	Common	Retained	Comprehensive
	stock	earnings	income	Total
	$	$	$	$

Balance as of October 5, 2010	-	-	-	-
Issue of share capital	1,291,934	-	-	1,291,934
Net loss for the year	-	(7,334)	-	(7,334)
Foreign currency translation adjustment	-	-	(4,065)	(4,065)

Balance as of December 31, 2010	1,291,934	(7,334)	(4,065)	1,280,535

See notes to the financial statements

DRAGON INTERNATIONAL RESOURCES GROUP CO., LIMITED
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM DATE OF INCORPORATION,
OCTOBER 5, 2010 TO DECEMBER 31, 2010
(Stated in US Dollars)

2010
$

Operating activities
Net loss for the year	(7,334)

Changes in operating assets and liabilities:
Increase in due from directors	(1,289,893)
Increase in other payables and accrued liabilities	8,866

Net cash used in operating activities	(1,288,361)

Financing activities

Paid-in capital from stockholders	1,289,893

Net cash provided by financing activities	1,289,893

Net increase in cash and cash equivalents	1,532

Effect of foreign currency translation on cash and cash equivalents	(2)

Cash and cash equivalents – as of October 5, 2010	-

Cash and cash equivalents – end of year	1,530

See notes to the financial statements

DRAGON INTERNATIONAL RESOURCES GROUP CO., LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM DATE OF INCORPORATION,
OCTOBER 5, 2010 TO DECEMBER 31, 2010
(Stated in US Dollars)

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES

Dragon International Resources Group Co., Limited (“the Company”) was incorporated in Hong Kong on October 5, 2010. The Company is principally engaging in the holding of investments.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Method of Accounting

The Company maintains its general ledger and journals with the accrual method accounting for financial reporting purposes. The financial statements and notes are representations of management. Accounting policies adopted by the Company conform to generally accepted accounting principles in the United States of America and have been consistently applied in the presentation of financial statements, which are compiled on the accrual basis of accounting.

(b)	Basis of presentation

The Company’s financial statements have been stated in US dollars and prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”)

(c)	Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however actual results might differ from those estimates.

(d)	Economic and political risks

The Company’s operations are conducted in Hong Kong and the People’s Republic of China (“PRC”). These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC and Hong Kong, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

(e)	Cash and cash equivalents

The Company considers all highly liquid investments with initial maturities of three months or less to be cash equivalents. The Company maintains bank accounts in the Hong Kong only ..

DRAGON INTERNATIONAL RESOURCES GROUP CO., LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM DATE OF INCORPORATION,
OCTOBER 5, 2010 TO DECEMBER 31, 2010
(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(f)	Foreign currency translation

The functional currency of the Company is the Hong Kong dollar (“HKD”). Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at rates of exchange prevailing at the balance sheet dates. Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Exchange gains or losses arising from foreign currency transactions are included in the determination of net income for the respective periods.

For financial reporting purposes, the financial statements of the Company have been translated into United States dollars. Assets and liabilities are translated at the exchange rates at the balance sheet dates and revenue and expenses are translated at the average exchange rates for the period. Shareholders’ equity is translated at historical exchange rates. Any translation adjustments are included as a foreign exchange adjustment in other comprehensive income, a component of shareholders’ equity.

Exchange rates used for the foreign currency translation are as follows:

US$1 to HKD	2010

Closing rate	7.7648
Average rate	7.7526
Historical exchange rates when the
capital transactions occurred	7.7403

(g)	Income taxes

The Company accounts for income tax using an asset and liability approach and allows for recognition of deferred tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of income and comprehensive income in the period that includes the enactment date.

DRAGON INTERNATIONAL RESOURCES GROUP CO., LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM DATE OF INCORPORATION,
OCTOBER 5, 2010 TO DECEMBER 31, 2010
(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(h)	Comprehensive income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. The Company’s only component of other comprehensive income is the foreign currency translation adjustment.

(i)	Commitments and contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

(j)	Recent accounting pronouncements

In January 2010, the FASB issued ASU No. 2010-06 “Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements”. This update provides amendments to Subtopic 820-10 that required new disclosures for 2 situations. i) A report entity should disclose separately the amount of significant transfer in and out of Level 1 and 2 fair value measurements and describe the reasons for the transfers. ii) In the reconciliation for fair value measurements using significant unobservable inputs (Level 3), a reporting entity should present separately information about purchases, sales, issuance, and settlements. None of the new pronouncements has current application to the Company.

In February 2010, the FASB issued ASU No. 2010- 09 “Subsequent Events (Topic 855): Amendments to Certain Recognition and Disclosure Requirements”. This Update provides amendments to i)An entity that either (a) is an SEC filer or (b) is a conduit bond obligor for conduit debt securities that are traded in a public market (a domestic or foreign stock exchange or an over-the-counter market, including local or regional markets) is required to evaluate subsequent events through the date that the financial statements are issued. If an entity meets neither of those criteria, then it should evaluate subsequent events through the date the financial statements are available to be issued. ii)The glossary of Topic 855 is amended to include the definition of SEC filer. iii)An entity that is an SEC filer is not required to disclose the date through which subsequent events have been evaluated. iv)The glossary of Topic 855 is amended to remove the definition of public entity. v)The scope of the reissuance disclosure requirements is refined to include revised financial statements only. None of the new pronouncements has current application to the Company.

DRAGON INTERNATIONAL RESOURCES GROUP CO., LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM DATE OF INCORPORATION,
OCTOBER 5, 2010 TO DECEMBER 31, 2010
(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(j)	Recent accounting pronouncements (Continued)

In May 2010, the FASB issued ASU No. 2010-19 “ Foreign Currency (Topic 830): Foreign Currency Issues: Multiple Foreign Currency Exchange Rates (SEC Update)”. The purpose of this Update is to codify the SEC Staff Announcement made at the March 18, 2010 meeting of the FASB Emerging Issues Task Force (EITF) by the SEC Observer to the EITF. The Staff Announcement provides the SEC staff’s view on certain foreign currency issues related to investments in Venezuela. None of the new pronouncements has current application to the Company.

In September 2010, the FASB issued ASU Update No.2010-25 “Reporting loans to participants by defined contribution pension plans”. The amendments in this Update require that participant loans be classified as notes receivable from participants, which are segregated from plan investments and measured at their unpaid principal balance plus any accrued but unpaid interest. The amendments in this Update should be applied retrospectively to all prior periods presented, effective for fiscal years ending after December 15, 2010. Early adoption is permitted.

In December 2010, the FASB issued Update No. 2010-28 “Intangibles—Goodwill and Other (Topic 350): When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts”. The amendments in this Update modify Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. The qualitative factors are consistent with the existing guidance and examples in paragraph 350-20-35-30, which requires that goodwill of a reporting unit be tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. For nonpublic entities, the amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. Nonpublic entities may early adopt the amendments using the effective date for public entities.

The Company does not anticipate that the adoption of the above recent accounting pronouncements will have a material impact on these financial statements.

DRAGON INTERNATIONAL RESOURCES GROUP CO., LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM DATE OF INCORPORATION,
OCTOBER 5, 2010 TO DECEMBER 31, 2010
(Stated in US Dollars)

3.	DUE FROM DIRECTORS

Due from directors as of 31 December, 2010 are consisted of the following:

December 31,
2010
$
Li Tik	1,287,858

1,287,858

4.	OTHER PAYABLES AND ACCRUED LIABILITIES

Other payables and accrued liabilities at December 31, 2010 are consisted of the following:

December 31,
2010
$
Due to Lin Wenlong	4,327
Accrued audit fee	4,526

Total other payables and accrued liabilities	8,853

As of March 30, 2011, Lin Wenlong became a major shareholder of the Company by obtaining 94% of the Company’s equity interest. More details are disclosed in Note 8 SUBSEQUENT EVENTS.

5.	INCOME TAXES

The Company was not subject to income tax as the Company incurred a loss for the period from the date of incorporation October 5, 2010 to December 31, 2010..

6.	COMMITMENTS AND CONTINGENCIES

As of December 31, 2010, there is no material litigation pending or threatened against the Company in according to the best knowledge of the Company’s management and counsel.

7.	RALATED PARTY TRANSACTIONS

Apart from the transactions and balances disclosed elsewhere in the financial statements, the Company had no material transactions with its related parties during the period from the incorporation date, October 5, 2010 to December 31, 2010.

DRAGON INTERNATIONAL RESOURCES GROUP CO., LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM DATE OF INCORPORATION,
OCTOBER 5, 2010 TO DECEMBER 31, 2010
(Stated in US Dollars)

8.	SUBSEQUENT EVENTS

Acquisition of a subsidiary
As of February 21, 2011, the Company acquired 100% equity interest of Yongding Shangzhai Coal Mine Co., LTD at a price of USD 278,013.

Change in equity interest and director

As of March 31, 2011, the shareholder of the Company, Li Tik transferred 94% equity interest of the Company to Lin Wenlong at a price of USD1,209,034 (HKD9,400,000). Lin Wenlong became a major shareholder and director of the Company.